Nationwide Life Insurance Company • Nationwide VLI Separate Account-2 • Nationwide Provident VLI Separate Account 1

Prospectus supplement dated March 14, 2011 to
BOA Multiple Pay prospectus dated May 1, 2002, and
Options Plus (NWL) prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.  Effective immediately, the Nationwide Variable Insurance Trust – Gartmore NVIT International Equity Fund has changed its name to the Nationwide Variable Insurance Trust –NVIT International Equity Fund.

2.      On or about April 15, 2011, Invesco Advisers, Inc. will replace Gartmore Global Partners as the sub-adviser for the Nationwide Variable Insurance Trust – NVIT International Equity Fund (formerly, Nationwide Variable Insurance Trust – Gartmore NVIT International Equity Fund).